Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund			LoCorr Long/Short Commodities Strategy Fund
Class	A	LFMAX	Class	A	LCSAX
Class	C	LFMCX	Class	C	LCSCX
Class	I	LFMIX	Class	I	LCSIX

LoCorr Dynamic Equity Fund			LoCorr Spectrum Income Fund
Class	A	LEQAX	Class	A	LSPAX
Class	C	LEQCX	Class	C	LSPCX
Class	I	LEQIX	Class	I	LSPIX

LoCorr Market Trend Fund
Class	A	LOTAX
Class	C	LOTCX
Class	I	LOTIX

each Fund is a series of LoCorr Investment Trust

June 28, 2021

Supplement to the Prospectus dated April 30, 2021

This supplement makes the following amendments to disclosures in the Prospectus dated April 30, 2021.

Effective August 1, 2021, the following paragraph is amended in the section titled “HOW TO PURCHASE SHARES”, as follows:

Conversion Feature

Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of the 8-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Please retain this Supplement for future reference.